Exhibit 99.1

For Information Contact:

Investor Relations

Varian, Inc.

650.213.8000, Ext. 3752

ir@varianinc.com

VARIAN, INC. REPORTS SECOND QUARTER 2007 RESULTS

•	Sales Up 10%

•	Non-GAAP Operating Earnings Up 28%, GAAP Operating Earnings Up 43%

•	Non-GAAP Diluted EPS Up 31%, GAAP Diluted EPS Up 47%

PALO ALTO, Calif. — Varian, Inc. (NasdaqGS: VARI) today reported that revenues for the second quarter of fiscal year 2007 increased 9.7% from the second quarter of fiscal year 2006. The increase was driven by strong growth in sales of Scientific Instruments products for industrial applications. Demand was strong within Europe, Asia Pacific and Latin America, which more than offset continued softness in North America. Revenues were $229.9 million in the second quarter of fiscal year 2007, compared to $209.6 million in the second quarter of fiscal year 2006.

Non-GAAP (adjusted) net earnings for the second quarter of fiscal year 2007 increased 29.9% to $19.5 million, or $0.63 diluted earnings per share, compared to $15.1 million, or $0.48 diluted earnings per share, in the second quarter of fiscal year 2006. On a GAAP basis, net earnings in the second quarter of fiscal year 2007 were $16.3 million, or $0.53 diluted earnings per share, compared to $11.2 million, or $0.36 diluted earnings per share, in the second quarter of fiscal year 2006.

Adjusted operating earnings increased 28.2% to $29.2 million in the second quarter of fiscal year 2007, compared to $22.8 million in the second quarter last year. Adjusted operating profit margin was 12.7% in the second quarter of fiscal year 2007, compared to 10.9% in the prior-year quarter. The improvements in adjusted operating earnings and adjusted operating profit margin were primarily the result of a mix shift toward higher-margin products, efficiency improvements impacting SG&A expense and sales volume leverage in the Scientific Instruments segment. On a GAAP basis, operating earnings were $24.1 million and operating profit margin was 10.5% in the second quarter of fiscal year 2007, compared to $16.9 million and 8.1%, respectively, in the same quarter a year ago.

“Our investment in research and development continues to pay off,” said Garry W. Rogerson, President and Chief Executive Officer. “Of particular note was the fast pace of customer demand for some of our newer information rich detection products, including our new routine 400MHz NMR and some of our mass spec systems. We are in a position to deliver another record year.”

For a complete reconciliation of non-GAAP (adjusted) financial information used in this press release to the most directly comparable GAAP financial information, please refer to the attached Reconciliations of GAAP to Adjusted Results, Actual and Projected.

Results by Segment

Scientific Instruments revenues for the second quarter of fiscal year 2007 were $190.3 million, representing an increase of 11.0% over revenues of $171.4 million in the second quarter of the prior fiscal year. Adjusted operating profit margin was 13.0% in the second quarter of fiscal year 2007, compared to 10.6% in the prior-year quarter. On a GAAP basis, operating profit margin was 11.4% in the second quarter of fiscal year 2007, compared to 8.2% in the same quarter a year ago.

Vacuum Technologies revenues increased 3.7% to $39.6 million in the second quarter of fiscal year 2007, compared to $38.2 million in the second quarter of fiscal year 2006. Adjusted operating profit margin was 19.6% in the second quarter of both fiscal years 2007 and 2006. On a GAAP basis, operating profit margin was 19.3% in the second quarter of fiscal year 2007, compared to 18.9% in the prior-year quarter.

For the combined segments, adjusted operating profit margin before unallocated corporate costs was 14.2% in the second quarter of fiscal year 2007, compared to 12.3% in the prior-year quarter. On a GAAP basis, operating profit margin before unallocated corporate costs was 12.8% in the second quarter of fiscal year 2007, compared to 10.1% in the second quarter of fiscal year 2006.

Outlook

Varian, Inc. increased its guidance for fiscal year 2007. Adjusted diluted earnings per share are now expected to be $2.40 to $2.50 for fiscal year 2007, compared to prior guidance of $2.28 to $2.40. On a GAAP basis, diluted earnings per share are expected to be $1.88 to $2.01 for fiscal year 2007, compared to prior guidance of $1.86 to $1.98.

The company’s GAAP diluted earnings per share for the full fiscal year 2007 are expected to include the following items:

— Share-based compensation expense of approximately $0.21,

— Acquisition-related intangible amortization of approximately $0.17,

— Amortization of approximately $0.03 related to inventory written up in connection with the acquisition of IonSpec Corporation in fiscal year 2006, and

— Restructuring and other related costs of approximately $0.08 to $0.11, substantially all of which are expected to be incurred in connection with activities described in a separate press release issued today.

Varian, Inc. will be holding a conference call later today, April 25, 2007, at 2:00 p.m. Pacific time. The call may be heard via the Internet by going to www.varianinc.com, clicking on the Investors link at the top of the right side of the page, and then clicking on the Live Webcast link.

Non-GAAP (Adjusted) Financial Measures

This press release includes non-GAAP (adjusted) financial measures for cost of sales, selling, general and administrative expenses, research and development expenses, purchased in-process research and development, operating earnings, operating profit margins, income tax expense, net earnings and diluted earnings per share. These non-GAAP financial measures exclude share-based compensation expense, acquisition-related intangible and inventory write-up amortization, in-process research and development charges and restructuring and other related costs. Reconciliations of each of these non-GAAP financial measures to the most directly comparable financial measures are detailed in the Reconciliations of GAAP to Adjusted Results attached to this press release. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations.

We believe that excluding acquisition-related intangible and inventory write-up amortization and in-process research and development charges provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends. In addition, investors have indicated to us that they analyze the benefits of acquisitions based on the cash return on the investment made, and thus consider financial measures excluding acquisition-related intangible and inventory write-up amortization and in-process research and development charges as important, useful information.

We similarly believe that excluding share-based compensation expense and restructuring and other related costs (principally related to facility closures and employee terminations to improve operational efficiency) provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods. Investors have indicated that they consider financial measures of our results of operations excluding share-based compensation expense and restructuring and other related costs as important supplemental information useful to their understanding of our historical results and estimating of our future results.

We also believe that, in excluding share-based compensation expense, acquisition-related intangible and inventory write-up amortization, in-process research and development charges and restructuring and other related costs, our non-GAAP financial measures provide investors with transparency into what is used by management to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Caution Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations, are not guarantees of future performance, and involve certain risks and uncertainties that could cause the company’s actual results to differ materially from management’s current expectations and the forward-looking statements made in this press release. Those risks and uncertainties include, but are not limited to, the following: whether we will succeed in new product development, commercialization, performance and acceptance; whether we can achieve continued growth in sales for industrial applications and/or renewed growth in sales for life science applications; whether we can achieve continued sales growth in Europe and Asia Pacific and/or renewed growth in sales in the U.S.; risks arising from the timing of shipments, installations and the recognition of revenue on certain magnetic resonance (MR) products, including nuclear magnetic resonance (NMR), MR imaging and fourier-transform mass spectrometer (FTMS) systems and superconducting magnets; the impact of shifting product mix on profit margins; competitive products and pricing; economic conditions in the company’s product and geographic markets; whether we will see continued and timely delivery of key raw materials and components by suppliers; foreign currency fluctuations that could adversely impact revenue growth and earnings; whether we will see sustained or improved market investment in capital equipment; whether we will see reduced demand from customers that operate in cyclical industries; the impact of any delay or reduction in government funding for research; our ability to successfully evaluate, negotiate and integrate acquisitions; the actual costs, timing and benefits of restructuring and other efficiency improvement activities; the timing and amount of discrete tax events; the timing and amount of share-based compensation; and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission. We disclaim any intent or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise.

About Varian, Inc.

Varian, Inc. is a leading worldwide supplier of scientific instruments and vacuum technologies for life science and industrial applications. The company provides complete solutions, including instruments, vacuum components, laboratory consumable supplies, software, training and support through its global distribution and support systems. Varian, Inc. employs approximately 3,800 people and operates manufacturing facilities in 13 locations in North America, Europe and Asia Pacific. Varian, Inc. had fiscal year 2006 sales of $835 million, and its common stock is traded on the NASDAQ Global Select Market under the symbol, “VARI.” Further information is available on the company’s Web site: www.varianinc.com.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

Second Quarter FY 2007 and Second Quarter FY 2006

	Fiscal Quarter Ended
	March 30, 2007		March 31, 2006
Sales	$229,930		$209,626
Cost of sales	124,435	(1)	116,676	(7)

Gross profit	105,495		92,950

Operating expenses
Selling, general and administrative	65,255	(2)	61,347	(8)
Research and development	16,103	(3)	14,683	(9)

Total operating expenses	81,358		76,030

Operating earnings	24,137	(4)	16,920	(10)
Interest income (expense)
Interest income	1,368		880
Interest expense	(456)		(504)

Total interest income, net	912		376

Earnings before income taxes	25,049		17,296
Income tax expense	8,767	(5)	6,054	(11)

Net earnings	$16,282	(6)	$11,242	(12)

Net earnings per diluted share	$0.53	(6)	$0.36	(12)

Diluted shares outstanding	30,932		31,412

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$122,861 on an adjusted basis excluding $1,279 in acquisition-related intangible amortization, $184 in acquisition-related inventory write-up amortization and $111 in share-based compensation expense.
(2)	$61,884 on an adjusted basis excluding $675 in acquisition-related intangible amortization, $64 in restructuring and other related costs and $2,632 in share-based compensation expense.
(3)	$15,977 on an adjusted basis excluding $126 in share-based compensation expense.
(4)	$29,208 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$10,572 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$19,548 and $0.63 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$114,140 on an adjusted basis excluding $1,062 in acquisition-related intangible amortization, $1,366 in acquisition-related inventory write-up amortization and $108 in share-based compensation expense.
(8)	$58,179 on an adjusted basis excluding $813 in acquisition-related intangible amortization, $165 in restructuring and other related costs, and $2,190 in share-based compensation expense.
(9)	$14,528 on an adjusted basis excluding $155 in share-based compensation expense.
(10)	$22,779 on an adjusted basis excluding the adjustments described in items (7) – (9) above.
(11)	$8,104 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(12)	$15,051 and $0.48 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (9) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

First Six Months FY 2007 and First Six Months FY 2006

	Six Months Ended
	March 30, 2007		March 31, 2006
Sales	$447,868		$405,363
Cost of sales	242,674	(1)	226,492	(7)

Gross profit	205,194		178,871

Operating expenses
Selling, general and administrative	126,456	(2)	117,923	(8)
Research and development	31,713	(3)	28,622	(9)
Purchased in-process research and development	—		756	(10)

Total operating expenses	158,169		147,301

Operating earnings	47,025	(4)	31,570	(11)
Interest income (expense)
Interest income	2,637		1,975
Interest expense	(990)		(1,041)

Total interest income, net	1,647		934

Earnings before income taxes	48,672		32,504
Income tax expense	17,035	(5)	11,603	(12)

Net earnings	$31,637	(6)	$20,901	(13)

Net earnings per diluted share	$1.02	(6)	$0.66	(13)

Diluted shares outstanding	30,956		31,649

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$239,375 on an adjusted basis excluding $2,625 in acquisition-related intangible amortization, $455 in acquisition-related inventory write-up amortization and $219 in share-based compensation expense.
(2)	$119,460 on an adjusted basis excluding $1,576 in acquisition-related intangible amortization, $179 in restructuring and other related costs and $5,241 in share-based compensation expense.
(3)	$31,459 on an adjusted basis excluding $254 in share-based compensation expense.
(4)	$57,574 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$20,787 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$38,434 and $1.24 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$220,895 on an adjusted basis excluding $2,086 in acquisition-related intangible amortization, $3,314 in acquisition-related inventory write-up amortization and $197 in share-based compensation expense.
(8)	$112,245 on an adjusted basis excluding $1,550 in acquisition-related intangible amortization, $165 in restructuring and other related costs and $3,963 in share-based compensation expense.
(9)	$28,360 on an adjusted basis excluding $262 in share-based compensation expense.
(10)	$0 on an adjusted basis excluding $756 related to an acquisition-related in-process research and development charge.
(11)	$43,863 on an adjusted basis excluding the adjustments described in items (7) – (10) above.
(12)	$15,679 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(13)	$29,118 and $0.92 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (9) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except par value amounts)

	March 30, 2007	September 29, 2006
ASSETS

Current assets
Cash and cash equivalents	$160,302	$154,155
Accounts receivable, net	180,500	177,037
Inventories	143,722	133,662
Deferred taxes	33,491	33,235
Prepaid expenses and other current assets	16,407	15,728

Total current assets	534,422	513,817

Property, plant and equipment, net	107,847	112,528
Goodwill	189,170	181,563
Intangible assets, net	34,897	39,143
Other assets	16,173	14,543

Total assets	$882,509	$861,594

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Current portion of long-term debt	$1,250	$2,500
Accounts payable	71,284	73,138
Deferred profit	13,304	13,796
Accrued liabilities	165,167	169,063

Total current liabilities	251,005	258,497

Long-term debt	25,000	25,000
Deferred taxes	3,381	3,721
Other liabilities	20,645	22,336

Total liabilities	300,031	309,554

Stockholders’ equity
Preferred stock—par value $0.01, authorized—1,000 shares; issued—none	—	—
Common stock—par value $0.01, authorized—99,000 shares; issued and outstanding—30,561 shares at March 30, 2007 and 30,870 shares at September 29, 2006	339,475	319,090
Retained earnings	195,468	204,182
Accumulated other comprehensive income	47,535	28,768

Total stockholders’ equity	582,478	552,040

Total liabilities and stockholders’ equity	$882,509	$861,594

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands, except par value amounts)

	Fiscal Quarter Ended		Six Months Ended
	March 30, 2007	March 31, 2006	March 30, 2007	March 31, 2006
Cash flows from operating activities
Net earnings	$16,282	$11,242	$31,637	$20,901
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	7,279	6,044	14,072	12,388
(Gain) loss on disposition of property, plant and equipment	(173)	169	(207)	258
Purchased in-process research and development	—	—	—	756
Share-based compensation expense	2,869	2,453	5,714	4,422
Tax benefit from share-based plans	4,863	1,386	6,068	3,242
Excess tax benefit from share-based plans	(4,574)	(1,386)	(5,747)	(3,185)
Deferred taxes	(638)	(252)	(1,467)	(897)
Changes in assets and liabilities, excluding effects of acquisitions and divestitures:
Accounts receivable, net	(8,738)	(8,588)	1,330	2,909
Inventories	(1,341)	(11,309)	(7,004)	(14,937)
Prepaid expenses and other current assets	1,084	2,029	—	3,833
Other assets	(361)	175	(75)	148
Accounts payable	(3,426)	4,824	(3,763)	8,673
Deferred profit	(330)	(901)	(455)	530
Accrued liabilities	(3,534)	771	(8,001)	(12,641)
Other liabilities	2,713	(1,302)	2,265	(255)

Net cash provided by operating activities	11,975	5,355	34,367	26,145

Cash flows from investing activities
Proceeds from sale of property, plant and equipment	3,035	171	3,154	634
Purchase of property, plant and equipment	(3,916)	(3,850)	(5,970)	(7,924)
Purchase of businesses, net of cash acquired	(1,781)	(17,225)	(4,781)	(68,529)

Net cash used in investing activities	(2,662)	(20,904)	(7,597)	(75,819)

Cash flows from financing activities
Repayments of debt	—	—	(1,250)	(1,250)
Repurchase of common stock	(14,900)	(22,898)	(51,955)	(38,160)
Issuance of common stock	17,856	6,587	20,209	15,563
Excess tax benefit from share-based plans	4,574	1,386	5,747	3,185
Transfers to Varian Medical Systems, Inc.	(141)	(105)	(348)	(236)

Net cash provided by (used in) financing activities	7,389	(15,030)	(27,597)	(20,898)

Effects of exchange rate changes on cash and cash equivalents	2,297	332	6,974	(1,480)

Net increase (decrease) in cash and cash equivalents	18,999	(30,247)	6,147	(72,052)
Cash and cash equivalents at beginning of period	141,303	146,689	154,155	188,494

Cash and cash equivalents at end of period	$160,302	$116,442	$160,302	$116,442

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands)

Second Quarter FY 2007 and Second Quarter FY 2006

and

First Six Months FY 2007 and First Six Months FY 2006

	Fiscal Quarter Ended		Six Months Ended
	March 30, 2007	March 31, 2006	March 30, 2007	March 31, 2006
TOTAL COMPANY
Cost of Sales
U.S. GAAP as reported	$124,435	$116,676	$242,674	$226,492
Adjustments:
Share-based compensation expense	(111)	(108)	(219)	(197)
Acquisition-related intangible amortization	(1,279)	(1,062)	(2,625)	(2,086)
Acquisition-related inventory write-up amortization	(184)	(1,366)	(455)	(3,314)

As adjusted	$122,861	$114,140	$239,375	$220,895

Selling, General and Administrative
U.S. GAAP as reported	$65,255	$61,347	$126,456	$117,923
Adjustments:
Share-based compensation expense	(2,632)	(2,190)	(5,241)	(3,963)
Acquisition-related intangible amortization	(675)	(813)	(1,576)	(1,550)
Restructuring and other related costs	(64)	(165)	(179)	(165)

As adjusted	$61,884	$58,179	$119,460	$112,245

Research and Development
U.S. GAAP as reported	$16,103	$14,683	$31,713	$28,622
Adjustments:
Share-based compensation expense	(126)	(155)	(254)	(262)

As adjusted	$15,977	$14,528	$31,459	$28,360

Purchased In-Process Research and Development
U.S. GAAP as reported	$—	$—	$—	$756
Adjustments:
Acquisition-related in-process research and development charges	—	—	—	(756)

As adjusted	$—	$—	$—	$—

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Second Quarter FY 2007 and Second Quarter FY 2006

and

First Six Months FY 2007 and First Six Months FY 2006

	Fiscal Quarter Ended		Six Months Ended
	March 30, 2007	March 31, 2006	March 30, 2007	March 31, 2006
TOTAL COMPANY (Continued)
Operating Earnings
U.S. GAAP as reported	$24,137	$16,920	$47,025	$31,570
Adjustments:
Share-based compensation expense	2,869	2,453	5,714	4,422
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,954	1,875	4,201	3,636
Acquisition-related inventory write-up amortization	184	1,366	455	3,314
Restructuring and other related costs	64	165	179	165

As adjusted	$29,208	$22,779	$57,574	$43,863

Operating Margins
U.S. GAAP as reported	10.5%	8.1%	10.5%	7.8%
Adjustments:
Share-based compensation expense	1.2	1.2	1.3	1.1
Acquisition-related in-process research and development charges	—	—	—	0.2
Acquisition-related intangible amortization	0.8	0.8	1.0	0.9
Acquisition-related inventory write-up amortization	0.2	0.7	0.1	0.8
Restructuring and other related costs	—	0.1	—	—

As adjusted	12.7%	10.9%	12.9%	10.8%

Income Tax Expense
U.S. GAAP as reported	$8,767	$6,054	$17,035	$11,603
Tax impact of adjustments:
Share-based compensation expense	1,062	858	2,085	1,572
Acquisition-related intangible amortization	660	656	1,449	1,280
Acquisition-related inventory write-up amortization	62	478	157	1,166
Restructuring and other related costs	21	58	61	58

As adjusted	$10,572	$8,104	$20,787	$15,679

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except per share data)

Second Quarter FY 2007 and Second Quarter FY 2006

and

First Six Months FY 2007 and First Six Months FY 2006

	Fiscal Quarter Ended		Six Months Ended
	March 30, 2007	March 31, 2006	March 30, 2007	March 31, 2006
TOTAL COMPANY (Continued)
Net Earnings
U.S. GAAP as reported	$16,282	$11,242	$31,637	$20,901
Adjustments:
Share-based compensation expense	1,807	1,595	3,628	2,850
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,296	1,219	2,752	2,356
Acquisition-related inventory write-up amortization	122	888	298	2,148
Restructuring and other related costs	41	107	119	107

As adjusted	$19,548	$15,051	$38,434	$29,118

Diluted Earnings Per Share
U.S. GAAP as reported	$0.53	$0.36	$1.02	$0.66
Adjustments:
Share-based compensation expense	0.06	0.05	0.12	0.09
Acquisition-related in-process research and development charges	—	—	—	0.02
Acquisition-related intangible amortization	0.04	0.04	0.09	0.08
Acquisition-related inventory write-up amortization	—	0.03	0.01	0.07
Restructuring and other related costs	—	—	—	—

As adjusted	$0.63	$0.48	$1.24	$0.92

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Second Quarter FY 2007 and Second Quarter FY 2006

and

First Six Months FY 2007 and First Six Months FY 2006

	Fiscal Quarter Ended		Six Months Ended
	March 30, 2007	March 31, 2006	March 30, 2007	March 31, 2006
TOTAL COMPANY EXCLUDING GENERAL (UNALLOCATED) CORPORATE COSTS
Operating Earnings
U.S. GAAP as reported	$29,419	$21,217	$56,672	$39,968
Adjustments:
Share-based compensation expense	979	1,070	2,732	2,344
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,954	1,875	4,201	3,636
Acquisition-related inventory write-up amortization	184	1,366	455	3,314
Restructuring and other related costs	64	165	179	165

As adjusted	$32,600	$25,693	$64,239	$50,183

Operating Margins
U.S. GAAP as reported	12.8%	10.1%	12.7%	9.9%
Adjustments:
Share-based compensation expense	0.4	0.5	0.6	0.6
Acquisition-related in-process research and development charges	—	—	—	0.2
Acquisition-related intangible amortization	0.9	0.9	0.9	0.9
Acquisition-related inventory write-up amortization	0.1	0.7	0.1	0.8
Restructuring and other related costs	—	0.1	—	—

As adjusted	14.2%	12.3%	14.3%	12.4%

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Second Quarter FY 2007 and Second Quarter FY 2006

and

First Six Months FY 2007 and First Six Months FY 2006

	Fiscal Quarter Ended		Six Months Ended
	March 30, 2007	March 31, 2006	March 30, 2007	March 31, 2006
SCIENTIFIC INSTRUMENTS SEGMENT
Operating Earnings
U.S. GAAP as reported	$21,789	$14,010	$40,657	$26,665
Adjustments:
Share-based compensation expense	840	796	1,869	1,797
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,954	1,875	4,201	3,636
Acquisition-related inventory write-up amortization	184	1,366	455	3,314
Restructuring and other related costs	64	165	179	165

As adjusted	$24,831	$18,212	$47,361	$36,333

Operating Margins
U.S. GAAP as reported	11.4%	8.2%	11.1%	8.0%
Adjustments:
Share-based compensation expense	0.4	0.5	0.5	0.5
Acquisition-related in-process research and development charges	—	—	—	0.2
Acquisition-related intangible amortization	1.1	1.0	1.2	1.2
Acquisition-related inventory write-up amortization	0.1	0.8	0.1	1.0
Restructuring and other related costs	—	0.1	—	—

As adjusted	13.0%	10.6%	12.9%	10.9%

VACUUM TECHNOLOGIES SEGMENT
Operating Earnings
U.S. GAAP as reported	$7,630	$7,207	$16,015	$13,303
Adjustments:
Share-based compensation expense	139	274	863	547

As adjusted	$7,769	$7,481	$16,878	$13,850

Operating Margins
U.S. GAAP as reported	19.3%	18.9%	19.9%	18.3%
Adjustments:
Share-based compensation expense	0.3	0.7	1.0	0.8

As adjusted	19.6%	19.6%	20.9%	19.1%

GENERAL (UNALLOCATED) CORPORATE
Operating Earnings
U.S. GAAP as reported	$(5,282)	$(4,297)	$(9,647)	$(8,398)
Adjustments:
Share-based compensation expense	1,891	1,383	2,983	2,078

As adjusted	$(3,391)	$(2,914)	$(6,664)	$(6,320)

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - PROJECTED

RESULTS OF OPERATIONS

Fiscal Year Ending September 28, 2007

Range of Projected Results
TOTAL COMPANY
Projected Diluted Earnings Per Share
Projected U.S. GAAP	$1.88 - $2.01
Adjustments:
Projected share-based compensation expense	$0.21
Projected acquisition-related intangible amortization	$0.17
Projected acquisition-related inventory write-up amortization	$0.03
Projected restructuring and other related costs	$0.08 - $0.11

Projected as adjusted	$2.40 - $2.50